Exhibit 23

                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the incorporation of our report in this Form 10-K, into the Company's previously filed Registration Statement File No. 33-71462.

                                                       Arthur Andersen LLP

Boston, Massachusetts
May 23, 1996